Exhibit 10.49

Theravance Biopharma, Inc.
2013 Employee Share Purchase Plan (the “Plan”)

UK Addendum

1.                                      Purpose and eligibility

The purpose of this addendum to the Plan (the “UK Addendum”) is to enable the Board or Committee to invite Eligible Employees to participate in the Plan.  Rights granted under the UK Addendum are granted pursuant to an “employees’ share scheme” for the purposes of the Financial Services and Markets Act 2000 and are non-transferable securities for the purposes of the Markets in Financial Instruments Directive.

2.                                      Definitions and Interpretation

Definitions are as contained in Section 15 of the Plan, with the following additions:

(a)                                 “HMRC” means the UK HM Revenue & Customs;

(b)                                 “ITEPA” means the Income Tax (Earnings and Pensions) Act 2003; and

(c)                                  “Employer NICs” means the employer’s secondary Class 1 national insurance contributions arising in respect of a right granted under the Plan.

3.                                      Terms

Rights granted pursuant to the UK Addendum are governed by the terms of the Plan subject to the amendments set out below and the terms of the Plan enrolment form prescribed by the Company and entered into by the Participant.

4.                                      Withholding obligations

4.1                               The Participant shall be accountable for any income tax and national insurance liability which is chargeable on any assessable income deriving from the acquisition, disposal or other dealing in Shares pursuant to the Plan.  In respect of such assessable income the Participant shall indemnify the Company and (at the direction of the Company) any Subsidiary which is or may be treated as the employer of the Participant in respect of the following (together, the “Tax Liabilities”):

(a)                                 any income tax liability which fails to be paid to HMRC by the Company (or the relevant employing Subsidiary) under the PAYE system as it applies to income tax under ITEPA and the PAYE regulations referred to in it; and

(b)                                 any national insurance liability which falls to be paid to HMRC by the Company (or the relevant employing Subsidiary) under the PAYE system as it applies for national insurance purposes under the Social Security Contributions and Benefits Act 1992 and regulations referred to in it, such national insurance liability being the aggregate of:

(i)                                     all the employee’s primary Class 1 national insurance contributions; and

(ii)                                  (to the extent permitted by law) all of the employer’s secondary Class 1 national insurance contributions.

4.2                               Pursuant to the indemnity referred to in clause 4.1, the Participant shall make such arrangements as the Company and (at the direction of the Company) any Subsidiary

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requires to meet the cost of the Tax Liabilities, including at the direction of the Company any of the following:

(a)                                 making a cash payment of an appropriate amount to the Company or the relevant Subsidiary whether by cheque, banker’s draft or deduction from salary in time to enable the Company or Subsidiary to remit such amount to HMRC before the 14th day following the end of the month in which the event giving rise to the Tax Liabilities occurred; or

(b)                                 appointing the Company as agent and/or attorney for the sale of sufficient Shares acquired and authorising the payment to the Company or the relevant Subsidiary of the appropriate amount (including all reasonable fees, commissions and expenses incurred by the relevant company in relation to such sale) out of the net proceeds of sale of the Shares; or

(c)                                  (to the extent permitted by law), entering into an election whereby the employer’s liability for secondary Class 1 national insurance contributions is transferred to the Participant on terms set out in the election and approved by HMRC.

6.                                      Section 431 Election

Where the Shares acquired are considered to be “restricted securities” for the purposes of the UK tax legislation (such determination to be at the sole discretion of the Company), it is a condition of participation that if so directed by the Company, the Participant enter into a joint election with the Company or, if different, the relevant Subsidiary employing the Participant pursuant to section 431 ITEPA electing that the market value of the Shares acquired be calculated as if the shares were not “restricted securities”.

7.                                      Employment Rights

7.1                              The Participant acknowledges that his terms of employment shall not be affected in any way by his participation in the Plan which shall not form part of such terms (either expressly or impliedly) nor in any way entitle him to take into account such participation in calculating any compensation or damages on the termination of his employment for whatever reason (whether lawful or unlawful) which might otherwise be payable to him, and the Participant’s terms of employment shall be deemed to be varied accordingly.

7.2                              This Plan is entirely discretionary and may be suspended or terminated by the Company at any time for any reason prior to or during any Offering Period.  Participation in the Plan is entirely discretionary and does not create any contractual or other right to receive future rights of participation or benefits in lieu of participation.  All determinations with respect to future offers will be at the sole discretion of the Company.  Rights under the Plan are not pensionable.

8                                         Data Privacy

8.1                              The Participant authorises and directs the Company and any relevant Subsidiary to collect, use and transfer in electronic or other form any personal information (the “Data”) regarding the Participant’s employment, the nature of the Participant’s salary and benefits and the details of the Participant’s participation in the Plan (including but not limited to) the Participant’s home address, telephone number, date of birth, National Insurance number, salary, nationality, job title, and number of Shares for the purposes of implementing, administering and managing the Participant’s participation in the Plan.  The Participant understands and consents to the transfer of Data to the Company and any of its Subsidiaries and to any third party dealing with the implementation, administration and management of the Plan, including any requisite transfer to a broker or other third party assisting with the acquisition of Shares, or with whom the Shares may be deposited.

8.2                              The Participant acknowledges and consents that the recipients of Data may be located overseas both within and outside the EU and those countries may have data privacy laws which are different to those in the UK.  Furthermore the Participant understands that the transfer of Data to such third parties is necessary to facilitate the Participant’s participation in the Plan.

Adopted by the Committee on
July 21, 2014

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Theravance Biopharma, Inc.
2013 Employee Share Purchase Plan (the “Plan”)

Irish Addendum

1.                                      Purpose and eligibility

The purpose of this addendum to the Plan (the “Irish Addendum”) is to enable the Board or Committee to invite Eligible Employees to participate in the Plan where such Eligible Employees are based in Ireland.  Rights granted under the Irish Addendum do not constitute transferable securities for the purposes of the Prospectus (Directive 2003/71/EC) Regulations 2005 by virtue of the fact that such rights consist of a non-transferable option.

2.                                      Definitions and Interpretation

Definitions are as contained in Section 15 of the Plan, with the following additions:

(a)                                 “Revenue Commissioners” means the Irish Revenue Commissioners; and

(b)                                 “TCA” means the Taxes Consolidation Act 1997.

3.                                      Terms

Rights granted pursuant to the Irish Addendum are governed by the terms of the Plan subject to the amendments set out below and the terms of the Plan enrolment form prescribed by the Company and entered into by the Participant.

4.                                      Tax

4.1                               If the Participant is an individual subject to tax in Ireland on his/her employment income, he shall be liable to Irish tax on the exercise of his right to acquire Shares and the Participant acknowledges that it is his responsibility to discharge such tax liability directly to the Revenue Commissioners within 30 days of the date of exercise. The Participant also acknowledges that his employer in Ireland is obliged to notify both the grant and exercise of any rights under the Plan to the Revenue Commissioners.

5.                                      Withholding obligations

5.1                               The Participant shall be accountable for any income tax, universal social charge and employee pay related social insurance liability which is chargeable on any assessable income deriving from the vesting, exercise or cancellation of any right under the Plan, and/or the acquisition, disposal or other dealing in Shares pursuant to the Plan.  In respect of such assessable income the Participant shall indemnify the Company and (at the direction of the Company) any Subsidiary which is or may be treated as the employer of the Participant in respect of the following (together, the “Tax Liabilities”):

(a)                                 any income tax liability which fails to be paid to the Revenue Commissioners by the Company (or the relevant employing Subsidiary) under the PAYE system as it applies to income tax under TCA referred to in it; and

(b)                                 any universal social charge and employee pay related social insurance liability which falls to be paid to the Revenue Commissioners by the Company (or the relevant employing Subsidiary) under the PAYE system.

5.2                               Pursuant to the indemnity referred to in clause 5.1, the Participant shall make such arrangements as the Company and (at the direction of the Company) any Subsidiary

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requires to meet the cost of the Tax Liabilities, including at the direction of the Company any of the following:

(a)                                 making a cash payment of an appropriate amount to the Company or the relevant Subsidiary whether by cheque, banker’s draft or deduction from salary in time to enable the Company or Subsidiary to remit such amount to the Revenue Commissioners before the 14th day following the end of the month in which the event giving rise to the Tax Liabilities occurred; or

(b)                                 appointing the Company as agent and/or attorney for the sale of sufficient Shares acquired and authorising the payment to the Company or the relevant Subsidiary of the appropriate amount (including all reasonable fees, commissions and expenses incurred by the relevant company in relation to such sale) out of the net proceeds of sale of the Shares.

6.                                      Employment Rights

6.1                               The Participant acknowledges that his terms of employment shall not be affected in any way by his participation in the Plan which shall not form part of such terms (either expressly or impliedly) nor in any way entitle him to take into account such participation in calculating any compensation or damages on the termination of his employment for whatever reason (whether lawful or unlawful) which might otherwise be payable to him, and the Participant’s terms of employment shall be deemed to be varied accordingly.

6.2                               This Plan is entirely discretionary and may be suspended or terminated by the Company at any time for any reason prior to or during any Offering Period.  Participation in the Plan is entirely discretionary and does not create any contractual or other right to receive future rights of participation or benefits in lieu of participation.  All determinations with respect to future offers will be at the sole discretion of the Company.  Rights under the Plan are not pensionable.

7.                                      Data Privacy

7.1                               The Participant authorizes and directs the Company and any relevant Subsidiary to collect, use and transfer in electronic or other form any personal information (the “Data”) regarding the Participant’s employment, the nature of the Participant’s salary and benefits and the details of the Participant’s participation in the Plan (including but not limited to) the Participant’s home address, telephone number, date of birth, PPS number, salary, nationality, job title, and number of Shares for the purposes of implementing, administering and managing the Participant’s participation in the Plan.  The Participant understands and consents to the transfer of Data to the Company and any of its Subsidiaries and to any third party dealing with the implementation, administration and management of the Plan, including any requisite transfer to a broker or other third party assisting with the acquisition of Shares, or with whom the Shares may be deposited.

7.2                               The Participant acknowledges and consents that the recipients of Data may be located overseas both within and outside the EU and those countries may have data privacy laws which are different to those in Ireland.  Furthermore the Participant understands that the transfer of Data to such third parties is necessary to facilitate the Participant’s participation in the Plan.

Adopted by the Committee on

July 28, 2015

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